SUNAMERICA SERIES TRUST
Class 1 Shares

Supplement to the Prospectus dated May 1, 2003

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Putnam Investment Management, LLC's management of the Putnam Growth: Voyager Portfolio is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Putnam Growth: Voyager Portfolio	Putnam	Brian O'Toole, Chief Investment Officer of the Large Cap Growth Team and Portfolio Leader

Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. He heads the team managing global and U.S. large-cap growth equity portfolios. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities for Citigroup Asset Management (1998-2002) and Senior Portfolio Manager at The Northern Trust Company (1994-1998).

Anthony H. Elavia, Portfolio Manager

Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998).

Walton D. Pearson, Senior Vice President and Senior Portfolio Manager

Mr. Pearson joined Putnam in 2003 and has 18 years of investment experience. His group manages U.S. large-cap growth portfolios for institutional and mutual fund investors. Prior to joining Putnam, he was Senior Vice President, Portfolio Manager of Alliance Capital Management from 1993 to 2003.

David J. Santos, Senior Vice President and Senior Portfolio Manager

Mr. Santos joined Putnam in 1986 and has 17 years of investment experience. He is a member of the team responsible for managing concentrated large-cap growth and U.S. large-cap growth equity institutional portfolios.

Dated: October 22, 2003

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